[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)






                               [graphic omitted]






                         MFS(R) CHARTER
                         INCOME FUND
                         ANNUAL REPORT O NOVEMBER 30, 1998

TABLE OF CONTENTS
Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  2
Portfolio of Investments ..................................................  4
Financial Statements ......................................................  6
Notes to Financial Statements ............................................. 10
Independent Auditors' Report .............................................. 15
Federal Tax Information ................................................... 16
MFS(R) Prepares for the Year 2000 ......................................... 17
Trustees and Officers ..................................................... 18

       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE             MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF            [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE        EXPERIENCE THE FUTURE(SM)
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.

------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE              NO BANK GUARANTEE
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of November 30, 1998, MFS manages over $90 billion, and the firm's 2,000 people serve 3.9 million investors and their financial advisers worldwide. Meanwhile, MIT's assets have grown to over $10 billion, and 56 mutual funds are offered in the MFS Family of Funds(R).

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation means that if you want to sell your investment in any MFS mutual fund, you have the security of knowing that you may do so immediately by exchanging into another MFS fund. Or, if you need your money for other purposes, it can quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by each portfolio.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

December 15, 1998

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
The Fund, which commenced investment operations on July 1, 1998, seeks to generate a steady stream of income through investments in three different types of bonds: U.S. government securities, U.S. high-yield corporate bonds, and international government debt. By investing in three asset classes that do not generally perform in correlation with each other, we hope to provide some protection for investors should any one segment experience volatility. The portfolio is actively managed, and current holdings may be different.

Overall, we feel that declining inflation in the world's economies may turn to deflation in some of the major markets and that interest rates could continue to fall while economic growth weakens. We believe these signs point to a favorable environment for bonds, especially in light of the current shortage of yield worldwide. Therefore, the level of yield that this Fund can generate should attract investors.

The Fund is committed to reducing volatility through a diversified fixed-income approach underscored by our rich tradition of in-depth research in the credit markets. We believe our lengthy experience in multisector bond investing should help us derive good value from our investments for our shareholders without exposing them to undue risk.

    Respectfully,

/s/ James T. Swanson

    James T. Swanson
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

JAMES T. SWANSON IS A SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R).
HE IS PORTFOLIO MANAGER OF MFS(R) GLOBAL ASSET ALLOCATION FUND, MFS(R) STRATEGIC INCOME FUND, MFS(R) GLOBAL GOVERNMENTS FUND, MFS(R) CHARTER INCOME FUND, MFS(R) MERIDIAN(SM) CHARTER INCOME FUND, MFS(R) MERIDIAN(SM) GLOBAL GOVERNMENTS FUND, MFS(R) MERIDIAN(SM) GLOBAL ASSET ALLOCATION FUND, MFS(R) AMERICAN(SM) CHARTER INCOME FUND, MFS(R) INSTITUTIONAL CORE FIXED INCOME FUND, THE WORLD ASSET ALLOCATION(SM) SERIES AND THE WORLD GOVERNMENTS SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, AND TWO CLOSED-END FUNDS -- MFS(R) CHARTER INCOME TRUST AND MFS(R) MULTIMARKET INCOME TRUST.

MR. SWANSON JOINED MFS IN 1985 AS VICE PRESIDENT -- INVESTMENTS AND WAS NAMED SENIOR VICE PRESIDENT IN 1989. HE IS A GRADUATE OF COLGATE UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION. MR. SWANSON IS A CHARTERED FINANCIAL ANALYST.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PORTFOLIO OF INVESTMENTS - November 30, 1998
MFS Charter Income Fund
Bonds - 87.5%
-------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)        VALUE
-------------------------------------------------------------------------------
U.S. Bonds - 54.6%
  Aerospace - 1.8%
    B E Aerospace, Inc., 8s, 2008                       $   100      $   98,000
-------------------------------------------------------------------------------
  Automotive - 3.9%
    Hayes Wheels International, Inc., 9.125s, 2007      $   200      $  209,000
-------------------------------------------------------------------------------
  Broadcasting - 2.9%
    Granite Broadcasting Corp., 10.375s, 2005           $   150      $  153,000
-------------------------------------------------------------------------------
  Chemicals - 3.0%
    NL Industries, Inc., 11.75s, 2003                   $   150      $  159,750
-------------------------------------------------------------------------------
  Containers - 3.6%
    Gaylord Container Corp., 9.75s, 2007                $   200      $  190,000
-------------------------------------------------------------------------------
  Telecommunications - 8.4%
    CSC Holdings, Inc., 9.25s, 2005                     $   125      $  133,750
    Lenfest Communications, Inc., 10.5s, 2006               125         141,563
    Level 3 Communications, Inc., 9.125s, 2008              175         174,562
                                                                     ----------
                                                                     $  449,875
-------------------------------------------------------------------------------
  U.S. Treasury Obligations - 31.0%
    U.S. Treasury Bonds, 6.125s, 2027                   $ 1,000      $1,127,660
    U.S. Treasury Notes, 5.5s, 2008                         500         527,970
                                                                     ----------
                                                                     $1,655,630
-------------------------------------------------------------------------------
Total U.S. Bonds                                                     $2,915,255
-------------------------------------------------------------------------------
Foreign Bonds - 32.9%
  Argentina - 1.9%
    Republic of Argentina, 11s, 2005                    $   100      $  100,500
-------------------------------------------------------------------------------
  Australia - 1.0%
    Commonwealth of Australia, 9.5s, 2003            AUD     70      $   52,477
-------------------------------------------------------------------------------
  Brazil - 1.3%
    Federal Republic of Brazil, 6.125s, 2006            $    96      $   71,165
-------------------------------------------------------------------------------
  Canada - 5.5%
    Government of Canada, 5.25s, 2008                   $   100      $  100,304
    Repap New Brunswick, Inc., 9s, 2004                     200         196,000
                                                                     ----------
                                                                     $  296,304
-------------------------------------------------------------------------------
  Denmark - 1.0%
    Kingdom of Denmark, 7s, 2007                     DKK    289      $   53,371
-------------------------------------------------------------------------------
  Greece - 0.9%
    Hellenic Republic, 5.75s, 2008                   XEU     39      $   47,964
-------------------------------------------------------------------------------
  Mexico - 2.0%
    United Mexican States, 11.375s, 2016                $   100      $  105,100
-------------------------------------------------------------------------------
  New Zealand - 5.7%
    Government of New Zealand, 8s, 2001              NZD    520      $  302,303
-------------------------------------------------------------------------------
  United Kingdom - 13.6%
    United Kingdom Treasury, 6.75s, 2004             GBP     64      $  116,614
    United Kingdom Treasury, 7.25s, 2007                     28          54,918
    United Kingdom Treasury, 8.5s, 2005                     195         391,946
    United Kingdom Treasury, 9s, 2008                        73         160,986
                                                                     ----------
                                                                     $  724,464
-------------------------------------------------------------------------------
Total Foreign Bonds                                                  $1,753,648
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $4,572,320)                            $4,668,903
-------------------------------------------------------------------------------
Convertible Bond - 1.6%
-------------------------------------------------------------------------------
    Silicon Graphics, Inc., 5.25s, 2004 (Computers)
      (Identified Cost, $83,500)                        $   100      $   82,125
-------------------------------------------------------------------------------
Warrants
-------------------------------------------------------------------------------
                                                         SHARES
-------------------------------------------------------------------------------
    Republic of Argentina Warrants, Expire 09/19/2027
      (Identified Cost, $240)*                              100      $      400
-------------------------------------------------------------------------------
Short-Term Obligations - 5.5%
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
    Student Loan Marketing Discount Note, due 12/01/98,
      at Amortized Cost                                 $   295      $  295,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $4,951,060)                      $5,046,428
-------------------------------------------------------------------------------
Call Options Written
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                   OF CONTRACTS
DESCRIPTION/EXPIRATION MONTH/STRIKE PRICE         (000 OMITTED)
-------------------------------------------------------------------------------
    Japanese Yen/February/110
      (Premiums Received, $2,265)                        19,621      $     (490)
-------------------------------------------------------------------------------
Other Assets, Less Liabilities - 5.4%                                   289,021
-------------------------------------------------------------------------------
Net Assets -- 100.0%                                                 $5,334,959
-------------------------------------------------------------------------------

* - Non-income producing security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

      AUD  = Australian Dollars               GBP = Great British Pounds
      CAD  = Canadian Dollars                 JPY = Japanese Yen
      CHF  = Swiss Francs                     NZD = New Zealand Dollars
      DEM  = Deutsche Marks                   XEU = European Currency Units
      DKK  = Danish Krone

See notes to financial statements

FINANCIAL STATEMENTS
Statements of Assets and Liabilities
-------------------------------------------------------------------------------
NOVEMBER 30, 1998
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $4,951,060)                $5,046,428
  Cash                                                                    4,798
  Foreign currency, at value (identified cost, $20,616)                  20,232
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                        1,461
  Net receivable for forward foreign currency exchange
    contracts to purchase                                                 2,856
  Receivable for Fund shares sold                                        98,739
  Receivable for investments sold                                       303,850
  Interest receivable                                                    86,780
  Receivable from investment advisor                                     67,968
                                                                     ----------
      Total assets                                                   $5,633,112
                                                                     ----------
Liabilities:
  Payable for investments purchased                                  $  197,840
  Net payable for forward foreign currency exchange
    contracts to sell                                                    19,193
  Written options outstanding, at value (premiums
    received $2,265)                                                        490
  Payable to affiliates -
    Management fee                                                          385
    Distribution and service fee                                          3,001
  Accrued expenses and other liabilities                                 77,244
                                                                     ----------
      Total liabilities                                              $  298,153
                                                                     ----------
Net assets                                                           $5,334,959
                                                                     ==========
Net assets consist of:
  Paid-in-capital                                                    $5,199,744
  Unrealized appreciation on investments and translation
    of asset and liabilities in foreign currencies                       81,783
  Accumulated net realized loss on investments and foreign
    currency transactions                                                (1,353)
  Accumulated undistributed net investment income                        54,785
                                                                     ----------
      Total                                                          $5,334,959
                                                                     ==========
Shares of beneficial interest outstanding:                             520,601
                                                                       =======
  Net asset value and redemption price per share (Class J)
    (net assets of $5,334,959 / 520,601 shares of
    beneficial interest outstanding)                                   $10.25
                                                                       ======
  Offering price per share (100 / 95.25)                               $10.76
                                                                       ======

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
PERIOD ENDED NOVEMBER 30, 1998*
-------------------------------------------------------------------------------
Net investment income:
  Interest income -                                                    $135,113
                                                                       --------
  Expenses -
    Management fee                                                     $ 16,868
    Administrative fee                                                      220
    Trustees' compensation                                                8,508
    Distribution and service fee                                          6,562
    Custodian fee                                                         1,847
    Printing                                                              6,860
    Auditing fees                                                        10,304
    Postage                                                                  98
    Legal fees                                                            3,062
    Organization expenses                                                67,968
    Miscellaneous                                                         1,512
                                                                       --------
      Total expenses                                                   $123,809
    Fees paid indirectly                                                   (295)
    Reduction of expenses by investment adviser                         (67,968)
                                                                        -------
      Net expenses                                                     $ 55,546
                                                                        -------
        Net investment income                                          $ 79,567
                                                                        -------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                            $ 15,642
    Written option transactions                                           1,538
    Foreign currency transactions                                       (43,315)
                                                                       --------
      Net realized loss on investments and foreign currency
        transactions                                                   $(26,135)
                                                                       --------
  Change in unrealized appreciation (depreciation) -
    Investments                                                        $ 95,368
    Written options                                                       1,775
    Translation of assets and liabilities in foreign
      currencies                                                        (15,360)
                                                                       --------
      Net unrealized gain on investments and foreign currency
        translation                                                    $ 81,783
                                                                       --------
        Net realized and unrealized gain on investments and
          foreign currency                                             $ 55,648
                                                                       --------
          Increase in net assets from operations                       $135,215
                                                                       ========

* For the period from the commencement of the Fund's investment operations, July 1, 1998, through November 30, 1998.

See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------
PERIOD ENDED NOVEMBER 30, 1998*
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                              $   79,567
  Net realized loss on investments and foreign currency
    transactions                                                        (26,135)
  Net unrealized gain on investments and foreign currency
    translation                                                          81,783
                                                                     ----------
      Increase in net assets from operations                         $  135,215
                                                                     ----------
  Net increase in net assets from Fund share transactions            $5,199,744
                                                                     ----------
        Total increase in net assets                                 $5,334,959
Net assets:
  At beginning of period                                                   --
                                                                     ----------
  At end of period (including accumulated undistributed net
   investment income of $54,785)                                     $5,334,959
                                                                     ==========

* For the period from the commencement of the Fund's investment operations, July 1, 1998, through November 30, 1998.

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------
PERIOD ENDED NOVEMBER 30,                                                1998*
-------------------------------------------------------------------------------
                                                                       CLASS J
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $10.00
                                                                        ------
Income from investment operations# -
  Net investment income(S)                                              $ 0.17
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                 0.08
                                                                        ------
      Total from investment operations                                  $ 0.25
                                                                        ------
Net asset value - end of period                                         $10.25
                                                                        ======
Total return(+)                                                          2.50%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                             2.98%+
  Net investment income                                                  4.23%+
Portfolio turnover                                                         92%
Net assets at end of period (000 omitted)                               $5,335

  * For the period from the commencement of the Fund's investment operations, July 1, 1998, through November 30, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) Subject to reimbursement, the investment adviser has agreed to bear the Fund's "start up costs," which are defined to include legal and other costs associated with initial registration and preparation of the Fund's registration statements and prospectuses, and any registration fees in connection therewith. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income                                              $ 0.03
     Ratios (to average net assets):
       Expenses##                                                        6.60%+
       Net investment income                                             0.61%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Charter Income Fund (the Fund) is a non-diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Options listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign-currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the period ended November 30, 1998, $24,782 was reclassified from accumulated undistributed net investment income to accumulated net realized gain on investments due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

At November 30, 1998, the Fund, for federal income tax purposes, had a capital loss carryforward of $1,353 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2006.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the Fund's average daily net assets.

Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the Fund's "start up costs," which are defined to include legal and other costs associated with initial registration and preparation of the Fund's registration statements and prospectuses, and any registration fees in connection therewith. The payments made by MFS of the Fund's start up costs are reimbursable by the Fund but only if and so long as the Fund's "other expenses," which are defined to include all expenses of the Fund (after taking into effect any compensating balances and offset arrangements) except for management fees, distribution and service fees, taxes, extraordinary expenses, and brokerage and transaction costs, do not exceed 0.60% per annum of the average net assets of the Fund. The Fund's obligation to pay the reimbursement fee to MFS terminates on the earlier of the date on which payments made by the Fund equal the prior payment of such reimbursable expenses by MFS or June 30, 2001. At November 30, 1998, amounts reimbursable to MFS under this arrangement were $67,968.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                  First $1 billion                   0.0150%
                  Next $1 billion                    0.0125%
                  Next $1 billion                    0.0100%
                  In excess of $3 billion            0.0000%

Distributor - The Trustees have adopted a distribution plan for Class J pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class J shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class J shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class J shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $6,562 for the period ended November 30, 1998. Fees incurred under the distribution plan during the period ended November 30, 1998, were .35% of average daily net assets attributable to Class J shares on an annualized basis.

Certain Class J shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended November 30, 1998, were $0 for Class J shares.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                   PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                        $1,607,422        $   --
                                                  ----------        ----------
Investments (non-U.S. government securities)      $6,958,485        $3,926,334
                                                  ----------        ----------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

         Aggregate cost                                      $4,951,670
                                                             ----------
         Gross unrealized appreciation                       $  132,383
         Gross unrealized depreciation                          (37,625)
                                                             ----------
             Net unrealized appreciation (depreciation)      $   94,758
                                                             ==========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class J Shares

                                                           PERIOD ENDED
                                                           NOVEMBER 30, 1998*
                                                           -------------------
                                                            SHARES      AMOUNT
--------------------------------------------------------------------------------
Shares sold                                                520,601  $5,199,744
Shares issued to shareholders in reinvestment of
  distributions                                              --         --
Shares reacquired                                            --         --
                                                           -------  ----------
  Net increase                                             520,601  $5,199,744
                                                           =======  ==========

* For the period from the commencement of the Fund's investment operations, July 1, 1998, through November 30, 1998.

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended November 30, 1998, was $0.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Call Option Transactions

                                                PRINCIPAL AMOUNTS
                                                     OF CONTRACTS
                                                    (000 OMITTED)     PREMIUMS
------------------------------------------------------------------------------
Outstanding, beginning of period                           --          $  --
Options written
    Deutsche Marks                                            213          925
    Japanese Yen                                           96,290        7,089
Options terminated in closing transactions
    Japanese Yen                                          (26,558)      (4,210)
Options exercised
    Deutsche Marks                                           (213)        (925)
    Japanese Yen                                          (50,111)        (614)
                                                                       -------
Outstanding, end of period                                             $ 2,265
                                                                       =======
Options outstanding at end of period consist of:
    Japanese Yen                                           19,621        2,265
                                                                       -------
Outstanding, end of period                                             $ 2,265
                                                                       =======

At November 30, 1998, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                                     NET UNREALIZED
                                                              CONTRACTS TO                            CONTRACTS        APPRECIATION
                                SETTLEMENT DATE            DELIVER/RECEIVE     IN EXCHANGE FOR         AT VALUE      (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
Sales                                  12/15/98        CAD         288,763          $  190,791       $  188,593           $  2,198
                                       12/15/98        DEM         561,337             334,499          331,163              3,336
                                       12/15/98        DKK         875,754             135,668          135,909               (241)
                                       12/15/98        JPY      26,557,805             195,250          216,000            (20,750)
                                       12/15/98        NZD         355,649             183,106          186,842             (3,736)
                                                                                    ----------       ----------           --------
                                                                                    $1,039,314       $1,058,507           $(19,193)
                                                                                    ==========       ==========           ========
Purchases                              12/15/98        AUD          51,515          $   30,641       $   32,271           $  1,630
                                       12/15/98        CAD         316,127             204,605          206,465              1,860
                                       12/15/98        CHF         298,941             216,484          214,302             (2,182)
                                       12/15/98        DEM         333,205             199,234          196,576             (2,658)
                                       12/15/98        DKK         486,787              78,239           75,545             (2,694)
                                       12/15/98        JPY      32,812,241             259,516          266,868              7,352
                                       12/15/98        NZD          38,810              20,841           20,389               (452)
                                                                                    ----------       ----------           --------
                                                                                    $1,009,560       $1,012,416           $  2,856
                                                                                    ==========       ==========           ========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $3,926 with Deutsche Bank, $9,955 with Merrill Lynch, and a net receivable of $15,342 with C.S. First Boston at November 30, 1998.

At November 30, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust II and Shareholders of MFS Charter Income
Fund:

We have audited the accompanying statement of assets and liabilities of MFS Charter Income Fund, including the schedule of portfolio investments as of November 30, 1998, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from July 1, 1998 (commencement of operations) to November 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Charter Income Fund at November 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the period from July 1, 1998 (commencement of operations) to November 30, 1998, in conformity with generally accepted accounting principles.

                                                /s/ Ernst & Young LLP
Boston, Massachusetts
January 8, 1999

FEDERAL TAX INFORMATION

In January 1999, shareholders were mailed a Form 1099 reporting the federal tax status of all distributions paid during the calendar year 1998.

MFS(R) CHARTER INCOME FUND
TRUSTEES                                                     CUSTODIAN
Richard B. Bailey* - Private Investor;                       State Street Bank and Trust Company
Former Chairman and Director (until 1991),
MFS Investment Management(R)                                 AUDITORS
                                                             Ernst & Young LLP
Marshall N. Cohan - Private Investor

Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery
Brigham and Women's Hospital; Professor of
Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.; Chairman,
Colonial Insurance Company, Ltd.

Abby M. O'Neill - Private Investor

Walter E. Robb, III - President and Treasurer,
Benchmark Advisors, Inc. (corporate financial consultants); President, Benchmark Consulting
Group, Inc. (office services)

Arnold D. Scott* - Senior Executive Vice
President, Director, and Secretary, MFS Investment Management

Jeffrey L. Shames* - Chairman, Chief Executive
Officer, and Director, MFS Investment Management

J. Dale Sherratt - President, Insight Resources,
Inc. (acquisition planning specialists)

Ward Smith - Former Chairman (until 1994), NACCO
Industries (holding company)

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
James T. Swanson*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser